39433-P1 7/25

SUPPLEMENT DATED JULY 1, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF PUTNAM EMERGING MARKETS EX‑CHINA ETF (THE “FUND”)

Effective July 1, 2025, the Fund’s all‑inclusive management fee is reduced from 0.85% to 0.69%. Therefore, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

I.	The following replaces the “Annual fund operating expenses” and “Example” tables in the section of the Fund’s Summary Prospectus and Prospectus titled “Fees and Expenses”:
Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Management fees[1]	Distribution and service (12b‑1) fees	Other expenses	Total annual fund operating expenses
0.69%	0.00%	0.00%	0.69%
1. Management fees of the fund have been restated to reflect a decrease in the fund’s management fee rate effective on July 1, 2025.
Example
The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

1 year	3 years	5 years	10 years
$70	$221	$384	$859

II.	The following replaces the second paragraph in the section of the Fund’s Prospectus titled “Fund Management – Investment manager”
Effective July 1, 2025, the fund pays an annual all‑inclusive management fee of 0.69% to Putnam Management based on the fund’s average daily net assets. The management fee is calculated and accrued daily. The management fee covers all of the other expenses of the fund with limited exceptions. Prior to July 1, 2025, the fund paid an annual all‑inclusive management fee of 0.85%.
For the period May 15, 2023 (commencement of operations) to April 30, 2024, the fund paid Putnam Management a management fee (after any applicable waivers) of 0.81% of average net assets.

III.	The following replaces the second paragraph in the section of the Fund’s SAI titled “CHARGES AND EXPENSES – Management Fees”
Effective July 1, 2025, under the Management Contract, the fund pays an annual all‑inclusive management fee of 0.69% to Putnam Management based on the fund’s average daily net assets. The management fee is calculated and accrued daily. In consideration of the management fee, Putnam Management pays all expenses incurred by the fund, or reimburses the fund for, all of the fund’s organizational and other operating expenses, excluding only: (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the fund in compliance with Rule 12b‑1 under the Investment Company Act of 1940, as amended, including distribution fees; (iv) expenses of printing and mailing proxy materials to shareholders of the fund; (v) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; (vi) litigation expenses (including, but not limited to, any indemnification obligation, attorneys’ fees, expenses, costs, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities whatsoever incurred or paid by the fund or a person indemnified by the fund); (vii) the fee payable to Putnam Management hereunder; (viii) any extraordinary expenses (which, for the avoidance of doubt, do not include expenses related to the organization of any subsidiary for a fund or the ongoing corporate expenses of maintaining such subsidiary) and (ix) acquired fund fees and expenses.
Prior to July 1, 2025, the fund paid an annual all‑inclusive management fee of 0.85% to Putnam Management based on the fund’s average daily net assets.
Shareholders should retain this Supplement for future reference.

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